EXHIBIT 32.1

CERTIFICATIONS

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Kenneth P. Wilcox, certify that, to my knowledge, the Quarterly Report of Silicon Valley Bancshares on Form 10-Q/A for the quarterly period ended March 31, 2003, (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) that the information contained in such Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Silicon Valley Bancshares.

Date: September 25, 2003	/s/ Kenneth P. Wilcox
Kenneth P. Wilcox
President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Lauren Friedman, certify that, to my knowledge, the Quarterly Report of Silicon Valley Bancshares on Form 10-Q/A for the quarterly period ended March 31, 2003, (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) that the information contained in such Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Silicon Valley Bancshares.

Date: September 25, 2003	/s/ Lauren Friedman
Lauren Friedman
Chief Financial Officer
(Principal Financial Officer)